EXHIBIT 23




               CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
               _________________________________________



As independent public accountants, we hereby consent to the incorporation of our report dated June 17, 1998, included in this Form 11-K, into the Company's previously filed Registration Statement File Nos. 2-32091, 2-53247, 2-58696, 33-2161, 33-8842, 33-31095,
33-37690, 33-46096, 33-46097, 33-46098, 33-50665, 33-56115, 333-2165,
333-31573 and 333-42687.





                                             ARTHUR ANDERSEN LLP

Chicago, Illinois
June 17, 1998.